Exhibit 10.14

CTY CỔ PHẦN ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT-STOCK COMPANY - Số : 29/BB/TT- 09 - No: 29/BB/TT - 09	CỘNG HÒA XÃ HỘI CHỦ NGHĨA VIỆT NAM Độc lập – Tự do – Hạnh phúc. SOCIALIST REPUBLIC OF VIETNAM Independence – Freedom - Happiness

BIÊN  BẢN THỎA THUẬN

MEMORANDUM OF AGREEMENT

(V/v điều chỉnh lại thời hạn thanh toán và bàn giao tàu

giữa Cty Cổ phần ĐT & PT Trãi Thiên và Cty TNHH Vận tải thủy bộ hải Hà)

(For modifying Time of payment and Time of delivering ship(s) between Trai Thien Sea Transport Investment and Development Joint-stock Company and Hai Ha road and and waterway Transport Company Limited)

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Căn cứ Biên bản thỏa thuận số : 28/BB/TT-09. Ngày 15 /5/2009, Ký giữa Cty Cổ phần ĐT & PT Vận Tải Biển Trãi Thiên và Cty TNHH Vận Tải Thủy Bộ Hải Hà. V/v điều chỉnh lại thời hạn thanh toán và bàn giao tàu.

According to Memorandum of Agreement No. 28/BB/TT-09. on date May 15 2009, signed by Trai Thien Sea Transport Investment and Development Joint-stock Company and Hai Ha road and waterway Transport Company Limited. For modidying time of payment and Time of delivering ship(s)

Hôm nay, Ngày 31 tháng 05 năm 2009. Đại diện hai Công ty gồm có :

Today, May 31,  2009. We consist of:

ĐẠI DIỆN BÊN BÁN TÀU (BÊN A) :

SELLER (SIDE A)

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CÔNG TY TNHH VẬN TẢI THỦY BỘ HẢI HÀ

HAI HA ROAD AND WATERWAY TRANSPORT COMPANY LIMITED

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Do Ông :

TÔ VĂN THỌ

- Chức vụ : Giám đốc, làm Đại diện.

Representative: Mr. TO VAN THO

- Position:  Director

ĐẠI DIỆN BÊN MUA TÀU (BÊN B) :

BUYER (SIDE B)

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CÔNG TY CỔ PHẦN  ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

TRAI THIENSEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT-STOCK COMPANY

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Do Ông :     NGUYỄN QUỐC KHÁNH

- Chức vụ : Tổng Giám đốc, làm Đại diện.

Representative: Mr. NGUYEN QUOC KHANH

- Position: General Director

Hiện tại :

At present:

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Do việc suy thoái kinh tế toàn cầu ảnh hưởng đến kinh tế Việt Nam.

Because the global recession has effects on Vietnam’s economics.

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Do giá nguyên liệu đóng tàu tăng cao.

Because of high cost of shipbuilding materials

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Do nhu cầu cần thiết phải có nguồn vốn để trang trải việc đóng tàu mới cho kịp tiến độ

Because sufficient funds is essential to cover the whole process of building new ships in accordance with meeting the deadline of delivery

Hôm nay Đại diện hai Công ty đã gặp nhau, cùng nhau bàn bạc, thỏa thuận lại thời hạn cung ứng tiền đóng mới tàu và thời hạn bàn giao tàu giữa hai Công ty với nội dung như sau :

Today we, representatives of both companies have met, discussed and re-negotiated about the time to support financially for building new ships and the time of delivering ships with the following agreements:

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I.

V/v cung ứng tiền đóng mới tàu :

For financial supply for building new ships

a.

Tổng trị giá 02 tàu : (Biên bản thỏa thuận ngày 30/11/2007)

    390.000.000.000 ĐVN

(195.000.000.000đ/chiếc  x  02 chiếc)

Total cost of 02 ships: (based on Memorandum of Agreement on date Nov 30th 2007)

390,000,000,000 VND               (195,000,000,000 VND/each x 02 ships)

b.

Bên B đã ứng trước cho Bên A :

   165.200.000.000 ĐVN.

Side B gave Side A an advance of:

   165,200,000,000 NVD.

c.

Phần còn lại :

(390.000.000.000  -  165.200.000.000)    =

   224.800.000.000 ĐVN

Remainder :

(390,000,000,000 – 165,200,000,000)     =                                    224,800,000,000 VND

d.

Bên B cung ứng cho Bên A theo các đợt sau :

B side split the financial supply for A side into tranches as detailed below:

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Đợt 1 :

Đến hết ngày 28/06/2009

   15.850.000.000 ĐVN.

(Thanh toán bằng nguồn vốn lưu động và vốn vay ngân hàng)

First tranche:    Deadline is June 28, 2009

15,850,000,000 VND

(Settle by the company’s working capital and bank loan)

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Đợt 2 :

Đến hết ngày 31/12/2009

   8.950.000.000 ĐVN.

(Thanh toán bằng nguồn vốn lưu động và vốn vay ngân hàng)

First tranche:    Deadline is December 31, 2009

8,950,000,000 VND

(Settle by the company’s working capital and bank loan)

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Đợt 3 :

Đến hết ngày 30/ 01/2010

   200.000.000.000 ĐVN.

(Thanh toán bằng nguồn vốn huy động sau khi niêm yết cổ phiếu trên thị trường Mỹ)

Second tranche:   Deadline is on January 30th 2010              200,000,000,000 VND

(Settle by mobilizing capital after issuing shares to US Stock Exchange)

II.

V/v bàn giao tàu :

For delivering ships:

a.

Đến hết ngày 31/12/2010 :

Giao 01 tàu

Tải trọng :

7.600 tấn.

Until the end of date December 31st 2010:          Deliver 01 ship          Loading capacity: 7,600 tons

b.

Đến hết ngày 30/06/2011 :

Giao 01 tàu

Tải trọng :

7.600 tấn.

Until the end of date June 30th 2011:                  Deliver 01 ship          Loading capacity: 7,600 tons

III.

Cam kết chung :

Common commitments:

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Hai bên cam kết thực hiện đúng tiến độ thanh toán và bàn giao tàu theo đúng tinh thần của biên bản này.

Both sides commit to conform to the Time of payment and Time of delivering ships according to the Memorandum.

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Trong thời gian thực hiện Biên bản thỏa thuận này, nếu có vướng mắc hai bên sẽ cùng nhau bàn bạc tìm hướng giải quyết trên tinh thần hợp tác, hai bên cùng có lợi.

During performing this Memorandum, if there are any obstruction, both sides will together discuss for a solution base on cooperative spirit, advantages for both sides

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Biên bản điều chỉnh này được lập thành 02 bản có giá trị như nhau, mỗi bên giữ 01 bản để làm cơ sở về sau khi có vướng mắc.

This modifying Memorandum is made into 02 equivalent copies, each Party keeps 01 copy as foundation for solving conflict, if any

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Hai bên đã đọc lại và thống nhất cùng ký tên vào biên bản

Both sides have reviewed and approved the terms by signatures

ĐẠI DIỆN BÊN B Representative of Side B (Signed) /s/ Nguyen Quoc Khanh NGUYỄN QUỐC KHÁNH	ĐẠI DIỆN BÊN A Representative of Side A (Signed) /s/ To Van Tho TÔ VĂN THỌ

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